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                                                                    EXHIBIT 23.2


                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 23, 1996, included in this current report on Form 8-K/A dated February 23,1996 into the Company's previously filed Registration Statements on Forms S-8 (File Nos. 33-91190 and 33-91186).


                                        /s/ ARTHUR ANDERSEN LLP

Phoenix, Arizona,
April 4,1996.